DELTA FINANCIAL CORPORATION
                          1000 Woodbury Road, Suite 200
                            Woodbury, New York 11797


February 23, 2001

VIA FACSIMILE

Beneficial holders of the Notes (as defined below) listed on the signature pages hereof

Ladies and Gentlemen:

      This letter of intent, together with the term sheet (the "Term Sheet") attached hereto (collectively, "Letter of Intent"), sets forth our mutual intentions with respect to the restructuring (the "Restructuring") of outstanding indebtedness owed by Delta to the holders (the "Holders") of Delta's 9 1/2% Senior Secured Notes due 2004 (the "Notes").

      This  Letter  of Intent  sets  forth  the  basis  for the  negotiation  of definitive documentation between Delta and the Holders (the "Definitive Restructuring Agreements"). It is understood that this Letter of Intent does not contain all of the material terms of the Restructuring and is not a binding agreement, except for the penultimate paragraph of this Letter of Intent which shall be binding on the Holders party hereto.

      Subject to the foregoing, this Letter of Intent sets forth our mutual understanding of the basis of the Restructuring as currently contemplated and the manner in which the parties intend to proceed between the date hereof and the execution of the Definitive Restructuring Agreements.

      Promptly following the execution of this Letter of Intent, Delta will solicit the consents of the holders of a majority in principal amount of the Notes to the amend (a) the Indenture governing the Notes (the "Indenture") (i) to allow for the release to Delta of the 1999-3 and 1996-2 Residuals (collectively, the "Released Residuals") from the Delta Funding Residual Holding Trusts (the "Trusts"), (ii) to eliminate the Residual Receivable Coverage Ratios set forth in Section 4.17 of the Indenture; PROVIDED, that after giving effect to the release described in clause (i) above and the exchange described in clause (iii) below, the Residuals then remaining in the Trusts had a book value, as of December 31, 2000, of approximately $150 million, of which, approximately $75 million were senior residuals, (iii) to provide that all other Residuals currently in the trusts be kept in the Trusts until the consummation of the Exchange Offer referred to in the Term Sheet (other than the exchange of the 1998-2 Residual currently owned by Delta outside of the Trusts for the 1996-3 and 1997-1 Residuals currently owned by the Trust as referred to in the Term Sheet) and (iv) to provide that a failure of Delta to obtain financing in accordance with the terms of the attached Term Sheet, or commence the Exchange Offer described in the Term Sheet, will constitute an event of default under the Indenture, and (b) the Deposit Trust Agreements to eliminate the Collateral Test prescribed therein; PROVIDED, that after giving effect to the release described in clause (i) above and the exchange described in clause (iii) above, the Residuals then remaining in the Trusts had a book value, as of December 31, 2000, of approximately $150 million, of which, approximately $75 million were senior residuals, and to provide for the release and exchange of Residuals as described above. For purposes of this Letter of Intent, the "Deposit Trust Agreements" mean, collectively, (a) that certain Deposit Trust Agreement dated as of December 22, 2000 between DF Special Holdings Corporation, as depositor, and Wilmington Trust Company, as owner trustee, and (b) that certain Deposit Trust Agreement dated as of December 22, 2000 between Delta Funding Corporation, as depositor, and Wilmington Trust Company, as owner trustee.

      Each of the undersigned beneficial holders hereby agrees to grant its consent to the proposed amendments and consents described above, subject to its satisfaction with the applicable Definitive Restructuring Agreements. Each of the undersigned beneficial holders hereby represents and warrants that it beneficially owns the aggregate principal amount of Notes set forth opposite its name below.

      If the foregoing accurately summarizes our mutual understanding with respect to the Restructuring, please evidence your approval by executing this Letter of Intent and returning it to the undersigned.


                                    Very truly yours,

                                    DELTA FINANCIAL CORPORATION

                                    By:  /S/ MARC E. MILLER
                                         Name: Marc E. Miller
                                         Title: SVP

Accepted and Agreed to by:

Dated:   February 23, 2001  PUTNAM INVESTMENT MANAGEMENT INC., on
                                behalf of:

    $    8,890,000          Putnam High Yield Trust
         7,245,000          Putnam High Yield Advantage Fund
            80,000          Putnam High Income Convertible and Bond Fund
         3,020,000          Putnam Variable Trust-Putnam VT High Yield Fund
           760,000          Putnam Master Income Trust
         1,885,000          Putnam Premier Income Trust
         1,380,000          Putnam Master Intermediate Income Trust
         6,905,000          Putnam Diversified Income Trust
            70,000          Putnam Convertible Opportunities and Income Trust
         6,385,000          Putnam Funds Trust - Putnam High Yield Trust II
           310,000          Putnam Managed High Yield Trust
           320,000          Putnam Strategic Income Fund
         1,170,000          Putnam Variable Trust - Putnam VT Diversified Income
                                    Fund

                            By:/S/ JOHN VERANI
                            Name:  John Verani
                            Its:   Senior Vice President

                            One Post Office Square
                            Boston, MA 02109
                            Telephone: (617)292-1000
                            Telecopy:  (617)760-1676

Dated: February 23, 2001   PUTNAM ADVISORY COMPANY, INC., on behalf of:

           200,000         Ameritech Pension Trust

                           By:/S/ JOHN VERANI
                           Name:  John Verani
                           Its:   Senior Vice President

                           One Post Office Square
                           Boston, MA 02109
                           Telephone: (617)292-1000
                           Telecopy:  (617)760-1676


Dated: February 23, 2001   PUTNAM FIDUCIARY TRUST COMPANY, on behalf of:

    $    1,305,000         Putnam High Yield Managed Trust
           295,000         Putnam High Yield Fixed Income Fund, LLC

                           By:/S/ JOHN VERANI
                           Name:  John Verani
                           Its:   Senior Vice President

                           One Post Office Square
                           Boston, MA 02109
                           Telephone: (617)292-1000
                           Telecopy:  (617)760-1676

Dated: February 23, 2001   PUTNAM ADVISORY COMPANY, INC., on behalf of:

         3,000,000         Putnam CBO I, Limited
         1,270,000         Putnam CBO II, Limited
         3,000,000         Putnam CBO III, Limited

                           By:/S/ JOHN VERANI
                           Name:  John Verani
                           Its:   Senior Vice President

                           One Post Office Square
                           Boston, MA 02109
                           Telephone: (617)292-1000
                           Telecopy:  (617)760-1676

Dated: February 23, 2001   PUTNAM INVESTMENT MANAGEMENT, INC., on
                           behalf of:

           190,000 Travelers Series Fund Inc. - Putnam Diversified Income Portfolio

                           By:/S/ JOHN VERANI
                           Name:  John Verani
                           Its:   Senior Vice President

                           One Post Office Square
                           Boston, MA 02109
                           Telephone: (617)292-1000
                           Telecopy:  (617)760-1676

Dated: February 23, 2001   PUTNAM ADVISORY COMPANY, INC., on behalf of:

           200,000         Abbott Laboratories Annuity Retirement Plan
           180,000         Strategic Global Fund-High Yield Fixed Income
                           (Putnam) Fund

                           By:/S/ JOHN VERANI
                           Name:  John Verani
                           Its:   Senior Vice President

                           One Post Office Square
                           Boston, MA 02109
                           Telephone: (617)292-1000
                           Telecopy:  (617)760-1676

Dated: February 23, 2001   PUTNAM INVESTMENT MANAGEMENT, INC., on
                           behalf of:
           131,000         Putnam Variable Trust-Putnam VT Global Asset
                           Allocation Fund
           767,000         Putnam Asset Allocation Funds - Growth Portfolio
           192,000         Putnam Asset Allocation Funds - Conservative
                           Portfolio

                           By:/S/ JOHN VERANI
                           Name:  John Verani
                           Its:   Senior Vice President

                           One Post Office Square
                           Boston, MA 02109
                           Telephone: (617)292-1000
                           Telecopy:  (617)760-1676

Dated: February 23, 2001   PUTNAM ADVISORY COMPANY, INC., on behalf of:

           300,000         Northrop Grumman Corporation
           190,000         Putnam World Trust II-Putnam High Yield Bond Fund
                           (Dublin)

                           By:/S/ JOHN VERANI
                           Name:  John Verani
                           Its:   Senior Vice President

                           One Post Office Square
                           Boston, MA 02109
                           Telephone: (617)292-1000
                           Telecopy:  (617)760-1676

Dated: February 23, 2001   PUTNAM INVESTMENT MANAGEMENT, INC., on
                           behalf of:

            75,000         Lincoln National Global Asset Allocation fund, Inc.

                           By:/S/ JOHN VERANI
                           Name:  John Verani
                           Its:   Senior Vice President

                           One Post Office Square
                           Boston, MA 02109
                           Telephone: (617)292-1000
                           Telecopy:  (617)760-1676

Dated: February 23, 2001   PRUDENTIAL INVESTMENT CORPORATION, as
                           Investment Advisor for:

    $    7,320,000         Prudential High Yield Fund, Inc.
           435,000         Prumerica WorldWide Investors Portfolio:  U.S. High
                           Yield Fund
           160,000         The High Yield Income Fund, Inc.
           560,000         The U.S. High Yield Fund, SICAV
         1,075,000         The Prudential Series Fund, Inc., High Yield Bond
                           Portfolio

                           By: /S/ GEORGE EDWARDS
                           Name:   George Edwards
                           Its:    Vice President

                           Two Gateway Center
                           Newark, NJ  07102
                           Telephone: (973) 802-8877
                           Telecopy: (973) 367-8555

FIDELITY SUMMER STREET TRUST:
Fidelity Capital & Income Fund



By:/S/ROBERT DWIGHT                     $13,527,000
   Robert Dwight
   Treasurer




VARIABLE INSURANCE PRODUCTS FUND:
High Income Portfolio



By:/S/ ROBERT DWIGHT                     $1,350,000
   Robert Dwight
   Treasurer




FIDELITY ADVISOR SERIES II:
Fidelity Advisor High Income Fund



By:/S/ ROBERT DWIGHT                       $255,000
   Robert Dwight
   Treasurer




CYPRESS TREE INVESTMENT PARTNERS I, LTD.



By:/S/ ROBERT LAWRENCE                   $2,000,000
   Robert Lawrence

                   SUMMARY OF MATERIAL TERMS AND CONDITIONS
                   FOR NOTEHOLDER RESTRUCTURING TRANSACTION

1.     RESTRUCTURING OF NOTES

         Except as provided in the next bullet points, all residuals owned by the two Residual Holding Trusts (and/or the Owner Trust Certificates for such Residual Holding Trusts) to be contributed to a new Liquidating Trust formed in connection with the Exchange Offer (contingent upon at least 90-95% of Noteholders agreeing to the Exchange Offer and exchanging their Notes for a commensurate interest in the Liquidating Trust). The Liquidating Trust will be owned 100% by Noteholders who agree to Exchange Offer, but will provide that Delta Funding Corporation is to receive (a) a management fee of 15% of the cashflows generated by the residuals owned by the Liquidating Trust for services rendered by it for each of the first three years following the consummation of the Exchange Offer, and 10% per year thereafter, in return for its oversight and absorbing certain costs and fees for the Liquidating Trust (e.g. calculating agent and custodial fees), which rights and obligations shall be non-assignable and non-delegable and shall terminate on a change of control, cessation of operations or the liquidation of Delta; provided, however, that the assignment or delegation of such rights and obligations in connection with a transaction (including, without limitation, a change of control of Delta) that does not result in management services being provided by individuals other the members of the Miller family (or individuals working under the direct supervision of the Miller Family) shall not be deemed breach of this clause (a) and shall not affect the rights and obligations of the parties hereto and (b) all cash flows from the residuals through and including the June 2001 distributions. Subsidy payments associated with New York State Banking Department settlement will be netted from the Liquidating Trust so long as the Company is providing management services to the Liquidating Trust, as set forth above. The residuals to be contributed to the trust have a book value, as of 12/31/00 (unaudited), of approximately $152 million, of which, approximately $75 million are senior residuals.

       * Delta will exchange the 1998-2 residual (owned outside the Residual Holding Trusts) for the 1996-3 and 1997-1 residuals (which have a similar aggregate book value and are owned by the Residual Holding Trusts).

       * The 1999-3 and 1996-2 residuals (collectively referred to as the "Released Residuals") will be removed from the Residual Holding Trust and pledged to Greenwich as collateral for residual financing of no more than $6.5 million on these Released Residuals (as part of Greenwich's residual financing described below, and to be cross-collateralized, together with the other residuals pledged to Greenwich, with all of Delta's indebtedness to Greenwich). Subject to Greenwich's lien and right of offset against all outstanding financing, Noteholders will receive a subordinate lien on the Released Residuals, which lien shall automatically extinguish upon the transfer of actual servicing from Delta to Ocwen (or another third party acceptable to the Noteholders party to the Letter of Intent (the "Informal Committee") or upon Greenwich's purchase of the residual (with respect to only the 1996-2 residual). If Delta files a bankruptcy proceeding and has not yet transferred servicing, the Released Residuals to be used by the estate to pay for costs of expenses of the estate to facilitate the transfer of servicing, as agreed to by the Informal Committee, provided that all of Delta's indebtedness to Greenwich has been fully repaid (which is necessary to extinguish Greenwich's senior lien on the Released Residuals).

2.     NOTEHOLDERS ADDITIONAL CONSIDERATION

       * Net proceeds from transfer of servicing to Ocwen (inclusive of (a) all amounts received from, or paid over to, Ocwen including without limitation for Servicing and Delinquency Advances, reconciling all accounts, etc., (b) all amounts paid over to third parties for consents and/or to effectuate the servicing transfer, including without limitation to the bond insurers, trustees, ratings agencies, custodians, etc., and (c) collapsing servicing and advance transactions, and all costs and fees paid in connection therewith) to be split 80/20 between the Liquidating Trust and Delta.

       * Delta's ownership/residual interest in non-performing loan trust to be transferred to Liquidating Trust.

       * Liquidating Trust to receive preferred stock in Delta with a $15 million liquidation preference, 10% dividend (payable semi-annually, with the first dividend due on January 1, 2002, and the first 3 dividends payable in kind). Preferred stock is convertible into __% [subject to KPMG's advice as to maximum level without risking triggering a "change of ownership" and subjecting the Net Operating Losses to limitation] of the fully diluted shares of Delta once five dividends in total have not been paid in cash. In addition, after five dividends in total have not been paid in cash, the Liquidating Trust shall have the right to appoint two directors to Delta's board.

       * Delta has option to redeem the preferred stock at the liquidation preference plus accrued dividends at any time prior to conversion.

3.     MISCELLANEOUS OTHER ITEMS

       * Upon full performance by Delta, Noteholders to exchange complete releases with all parties.

       * Delta and Greenwich enter into an amendment to the existing warehouse line on February 22, 2001.

       * Greenwich to proceed with purchase of whatever loans they approve in their sole discretion, Delta will sell balance in whole loan market and/or securitize.

       * Subject to Greenwich's due diligence and acceptance and on terms reasonably acceptable to the Informal Committee, Greenwich to (a) provide initial residual financing of approximately $2.5 million on the 1996-1, 1997-2 and 1998-2 residuals, (b) subsequently increase the residual financing to approximately $10 million on the 1996-1, 1996-2, 1996-3, 1997-1, 1997-2 and 1999-3 residuals, and (c) thereafter purchase the 1996-1,  1996-2,  1996-3,  1997-1 and 1997-2 residuals for approximately $15 million. To the extent that the net purchase price (after fees and costs) for these five residuals exceeds $15 million, all such excess amounts shall be paid into the Liquidating Trust, and the amount of the preferred stock liquidation preference (described above) shall be reduced commensurately.

       * Current sub-servicing agreement provides for Ocwen to finance outstanding delinquency and servicing advances. Delta to negotiate collapse of servicing advance transaction prior to execution of the exchange offer (in connection with which, it is anticipated that fees will need to be paid) on terms reasonably acceptable to the Informal Committee.

       * Delta agrees to hire consultants designated by Informal Committee who will be consulted with in connection with the negotiation and implementation of these transactions, including the negotiation and consummation of the transfer of servicing. The consultants' scope of duties and amount of compensation shall be agreed upon by Delta and the Informal Committee.

       * All documentation necessary to memorialize the transactions contemplated by this term sheet (E.G., amendments to the Indenture and Deposit Trust Agreements, and the Consent Solicitation and Exchange Offer) shall be in a form and content reasonably satisfactory to all parties.

       * Delta agrees to pay fees and expenses of professionals to the Informal Committee. Delta agrees to pay to Ropes & Gray, counsel to the Informal Committee, a retainer of $75,000, to be replenished to $40,000 whenever the unused portion is less than $20,000.

       * A breach of any of the foregoing conditions shall result in an event of default under the Notes.